UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 30, 2009
Willis Group Holdings Limited
(Exact Name of Registrant as Specified in Its Charter)
Bermuda
(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587

(Commission File Number)	(IRS Employer Identification No.)
c/o Willis Group Limited
51 Lime Street
London EC3M 7DQ, England

(Address of Principal Executive Offices)
(44) (20) 7488-8111

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On September 30, 2009, Willis Group Holdings Limited (“Willis”) issued a press release announcing the final results of the cash tender offer made by its subsidiary, Willis North America Inc. (“WNA”), to purchase any and all of WNA’s 5.125% Senior Notes due 2010 (the “Tender Offer”), which was made pursuant to an Offer to Purchase dated September 22, 2009, and a related Letter of Transmittal.
A copy of the press release to such announcement, dated September 30, 2009, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1.	September 30, 2009 Tender Offer Press Release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED
Date: September 30, 2009	By:	/s/ Adam G. Ciongoli
		Name:	Adam G. Ciongoli
		Title:	Group General Counsel

Exhibit Index

Exhibit No.	Description

99.1	September 30, 2009 Tender Offer Press Release

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